Exhibit 10.1

Execution Version

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of February 21, 2014, is among RETAIL PROPERTIES OF AMERICA, INC., a corporation organized under the laws of the State of Maryland (the “Borrower”), each of the Lenders party hereto and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, certain banks, financial institutions and other entities party thereto (the “Lenders”), the Administrative Agent and certain other parties have entered into that certain Third Amended and Restated Credit Agreement dated as of May 13, 2013 (as amended and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Specific Amendments to Credit Agreement. Upon the effectiveness of this Amendment, the parties hereto agree that the Credit Agreement shall be amended as follows:

(a)The Credit Agreement is amended by restating the definitions of “Qualifying Unencumbered Pool Property” and “Unencumbered Pool Property” contained in Article I thereof in their entirety as follows:

“Qualifying Unencumbered Pool Property” means any Project which, as of any date of determination, (a) is located in the United States; (b) is wholly owned by the Borrower or a Wholly-Owned Subsidiary that, if prior to the Investment Grade Guarantor Release Date, is a Subsidiary Guarantor, in fee simple or under the terms of a Financeable Ground Lease; (c) is free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters except for defects, deficiencies, conditions or other matters individually or collectively which are not material to the profitable operation of such Project; and (d) is not, nor is any direct or indirect interest of the Borrower or any Subsidiary therein, subject to any Lien other than Permitted Liens set forth in clauses (i) through (iv) of Section 6.16 or to any Negative Pledge (other than Negative Pledges permitted under clause (ii) of Section 6.25). No asset shall be deemed to be unencumbered unless both such asset and all Capital Stock of the Subsidiary owning such asset is unencumbered. Nothing in this Agreement shall prohibit a Subsidiary from having other Unsecured Indebtedness or unsecured Guarantee Obligations and the existence of such Unsecured Indebtedness or unsecured Guarantee Obligations shall not prevent any Project owned by such Subsidiary from qualifying as a Qualifying Unencumbered Pool Property.

“Unencumbered Pool Property” means, as of any date, any Project which (i) is a Qualifying Unencumbered Pool Property as of such date and (ii) if prior to the Investment Grade Guarantor Release Date, is owned by a Subsidiary Guarantor (so long as no material adverse effect on the validity or enforceability of the Subsidiary Guaranty with respect to such Subsidiary Guarantor has occurred).

(b)The Credit Agreement is further amended by adding the following definitions of “Guarantor Release Notice” and “Investment Grade Guarantor Release Date” to Article I thereof in the appropriate alphabetical location:

“Guarantor Release Notice” means a written notice delivered by the Borrower to the Administrative Agent and the Lenders at any time after the Borrower has received an Investment Grade Rating from either S&P or Moody’s specifying (a) the date (the “Investment Grade Guarantor Release Date”) on which it elects to have the Subsidiary Guarantors released as parties to the Subsidiary Guaranty pursuant to Section 6.26(c) and (b) each Subsidiary Guarantor, if any, that is required to remain a party to the Subsidiary Guaranty under Section 6.26(a)(ii) as of the Investment Grade Guarantor Release Date.

“Investment Grade Guarantor Release Date” is defined in the definition of “Guarantor Release Notice”.

(c)The Credit Agreement is further amended by restating Section 6.26. thereof in its entirety as follows:

6.26.    Subsidiary Guaranty.

(a)    On the Agreement Effective Date, Borrower shall cause each of its existing Subsidiaries listed on Schedule 2, which includes all current subsidiaries of Borrower other than Excluded Subsidiaries, to execute and deliver to the Administrative Agent the Subsidiary Guaranty. The Borrower shall cause each Subsidiary which satisfies any of the following applicable conditions to execute and deliver to the Administrative Agent a joinder to the Subsidiary Guaranty in the form of Exhibit A attached to the form of Subsidiary Guaranty within 10 Business Days of such Subsidiary first satisfying such condition: (i) during the period from the Agreement Effective Date until the Investment Grade Guarantor Release Date, each Subsidiary which is hereafter acquired or formed (other than Excluded Subsidiaries) and (ii) on and after the Investment Grade Guarantor Release Date, each Subsidiary (other than a Subsidiary of Borrower which (A) owns a single Project encumbered by Liens securing Secured Indebtedness permitted to exist hereunder or (B) is not a Wholly-Owned Subsidiary of Borrower) that either (x) incurs, acquires or suffers to exist Guarantee Obligations, or otherwise becomes obligated with respect to, any Indebtedness of another Person or (y) incurs, acquires or suffers to exist any Recourse Indebtedness, provided, that, the Borrower shall not be obligated to cause such Subsidiary to execute and deliver a joinder to the Subsidiary Guaranty as a result of the immediately preceding clause (i) if the Borrower reasonably and in good faith expects or intends such Subsidiary to become an Excluded Subsidiary after the date of such acquisition or formation. If a Subsidiary that is initially not required to join in a Subsidiary Guaranty because it was an Excluded Subsidiary is later not precluded from doing so, then Borrower shall cause such Subsidiary to join in the Subsidiary Guaranty. At the time any Subsidiary becomes a Subsidiary Guarantor, the Borrower shall be deemed to make to the Administrative Agent and the Lenders all of the representations and warranties (subject in all cases to all materiality qualifiers and other exceptions in such representations and warranties) contained in the Agreement and the other Loan Documents to the extent they apply to such Subsidiary Guarantor.

(b)    From time to time, the Borrower may request, upon not less than two (2) Business Days prior written notice to the Administrative Agent, that a Subsidiary Guarantor

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be released from the Subsidiary Guaranty, and upon receipt of such request the Administrative Agent shall release, such Subsidiary Guarantor from the Subsidiary Guaranty so long as: (i) on and after the Investment Grade Guarantor Release Date, such Subsidiary Guarantor is not, or immediately upon its release will not be, required to be a party to the Subsidiary Guaranty under the immediately preceding subsection (a)(ii), (ii) no Unmatured Default or Default will exist immediately following such release; and (iii) the representations and warranties (subject in all cases to all materiality qualifiers and other exceptions in such representations and warranties) contained in Article V shall be true and correct as of the date of such release and immediately after giving effect to such release, except to the extent any such representation or warranty is stated to relate solely to an earlier date (in which case such representation or warranty shall have been true and correct on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents. Delivery by the Borrower to the Administrative Agent of any such request shall constitute a representation by the Borrower that the matters set forth in the preceding sentence (both as of the date of the giving of such request and as of the date of the effectiveness of such request) are true and correct with respect to such request.

(c)    On the Investment Grade Guarantor Release Date, each Subsidiary Guarantor (other than those Subsidiary Guarantors identified in the Guarantor Release Notice) shall automatically be released as a Subsidiary Guarantor so long as (i) no Unmatured Default or Default will exist immediately following such release; and (ii) the representations and warranties (subject in all cases to all materiality qualifiers and other exceptions in such representations and warranties) contained in Article V shall be true and correct as of the date of such release and immediately after giving effect to such release, except to the extent any such representation or warranty is stated to relate solely to an earlier date (in which case such representation or warranty shall have been true and correct on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents. The delivery of the Guarantor Release Notice shall constitute a representation by the Borrower that the matters set forth in the preceding sentence (as of the Investment Grade Guarantor Release Date) are true and correct. The Administrative Agent shall execute such documents and instruments as the Borrower may reasonably request, and at the Borrower’s sole cost and expense, to evidence such release.

(d)The Credit Agreement is further amended by restating clause (B) of Section 7.5 thereof in its entirety as follows:

(B) before the Investment Grade Guarantor Release Date, any other Indebtedness in excess of $150,000,000 in the aggregate

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following in form and substance satisfactory to the Administrative Agent:

(a)    a counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and each of the Required Lenders; and

(b)    such other documents, agreements and instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably request.

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Section 3. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)    Authorization. The Borrower has the corporate power and authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement (as amended by this Amendment). The execution and delivery by the Borrower of this Amendment and the performance of its obligations hereunder and under the Credit Agreement (as amended by this Amendment) have been duly authorized by proper corporate proceedings. This Amendment and the Credit Agreement (as amended by this Amendment) constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

(b)    No Conflict; Government Consent. Neither the execution and delivery by the Borrower of this Amendment, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof and of the Credit Agreement (as amended by this Amendment) will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or the Borrower’s articles of incorporation or by-laws, or the provisions of any indenture, instrument or agreement to which the Borrower is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, except where such violation, conflict or default would not have a Material Adverse Effect, or result in the creation or imposition of any Lien (other than Permitted Liens set forth in Section 6.16 of the Credit Agreement) in, of or on the Property of the Borrower pursuant to the terms of any such indenture, instrument or agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required for the legality, validity, binding effect or enforceability of, any of this Amendment and the Credit Agreement (as amended by this Amendment).

(c)    No Default. No Default or Unmatured Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations. The Borrower hereby repeats and reaffirms all representations and warranties contained in Article V of the Credit Agreement as of the date hereof and immediately after giving effect to this Amendment, except to the extent any such representation or warranty is stated to relate solely to an earlier date (in which case such representation or warranty is repeated and reaffirmed as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. This Amendment is a Loan Document.

Section 6. Costs and Expenses. The Borrower shall reimburse the Administrative Agent for any costs, internal charges and out-of-pocket expenses (including, without limitation, all reasonable fees for consultants and fees and reasonable expenses for attorneys for the Administrative Agent, which attorneys may be employees of the Administrative Agent), paid or incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

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Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

Section 9. Effect; Ratification. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only. The Credit Agreement is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[Signatures on Next Page]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Third Amended and Restated Credit Agreement to be executed as of the date first above written.

RETAIL PROPERTIES OF AMERICA, INC.

By: /s/ Angela M. Aman
Name: Angela M. Aman
Title: Executive Vice President, Chief Financial
Officer and Treasurer

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement
with Retail Properties of America, Inc.]

KEYBANK NATIONAL ASSOCIATION, individually and as Administrative Agent

By: /s/ Kristin Centracchio
Name: Kristin Centracchio
Title: Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement
with Retail Properties of America, Inc.]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Scott Solis
Name: Scott Solis
Title: Senior Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement
with Retail Properties of America, Inc.]

BANK OF AMERICA, N.A.

By: /s/ Asad Rafiq
Name: Asad Rafiq
Title: Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement
with Retail Properties of America, Inc.]

CITIBANK, N.A.

By: /s/ Michael Chlopak
Name: Michael Chlopak
Title: Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement
with Retail Properties of America, Inc.]

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ J.T. Johnston Coe
Name: J.T. Johnston Coe
Title: Managing Director

By: /s/ Perry Forman
Name: Perry Forman
Title: Director

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement
with Retail Properties of America, Inc.]

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Joel Dalson
Name: Joel Dalson
Title: Senior Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement
with Retail Properties of America, Inc.]

REGIONS BANK

By: /s/ Kevin W. Murry
Name: Kevin W. Murry
Title: Director

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement
with Retail Properties of America, Inc.]

THE BANK OF NOVA SCOTIA

By: /s/ Chad Hale
Name: Chad Hale
Title: Director & Execution Head REGAL

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement
with Retail Properties of America, Inc.]

U.S. BANK, NATIONAL ASSOCIATION

By: /s/ Curt M. Steiner
Name: Curt M. Steiner
Title: Senior Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement
with Retail Properties of America, Inc.]

CAPITAL ONE, N.A.

By: /s/ Frederick H. Denecke
Name: Frederick H. Denecke
Title: Senior Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement
with Retail Properties of America, Inc.]

FIFTH THIRD BANK,
an Ohio Banking Corporation

By: /s/ Michael Glandt
Name: Michael Glandt
Title: Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement
with Retail Properties of America, Inc.]

UNION BANK, N.A.

By: /s/ Gregory A. Conner
Name: Gregory A. Conner
Title: Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement
with Retail Properties of America, Inc.]

BRANCH BANKING AND TRUST COMPANY

By: /s/ Ahaz Armstrong
Name: Ahaz Armstrong
Title: Assistant Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement
with Retail Properties of America, Inc.]

JPMORGAN CHASE BANK, N.A.

By: /s/ Gian Longo
Name: Gian Longo
Title: Authorized Officer

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